SEMIANNUAL REPORT  MARCH 31, 2000

Global Utility Fund, Inc.

Fund Type Global stock

Objective Total return

(GRAPHIC)
(LOGO)


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Build on the Rock

Investment Goals and Style
Global Utility Fund invests primarily in the stocks and bonds of utility companies from around the world. The Fund seeks to provide total return, without incurring undue risk, by investing primarily in income-producing securities. There can be no assurance that the Fund will achieve its investment objective. Investors should also keep in mind that there are special risks associated with foreign investing (such as currency fluctuations and social, political, and economic developments) and with investing in utility securities.

Geographic Concentration
Expressed as a percentage of
net assets as of 3/31/00
      53.6% United States
      8.9   United Kingdom
      6.2   Canada
      4.8   France
      4.2   Spain
      2.2   India
      2.0    Mexico
      1.8   Netherlands
      1.5   Finland
      1.4   Australia
      1.4   The Philippines
      1.2   Greece
      1.1   Bermuda
      1.1   Poland
      1.0   Chile
      0.9   Japan
      0.9   Portugal
      0.8   Italy
      0.8   South Korea
      0.6   Brazil
      0.6   New Zealand
      0.5   Argentina
      0.3   Cayman Islands
      0.3   China
      1.9   Assets in excess of liabilities


Five Largest Holdings
Expressed as a percentage of
net assets as of 3/31/00

   3.1%   SBC Communications, Inc.
          Telecommunications
   2.9    NTL, Inc.
          Telecommunications
   2.8    Enron Corp.
          Gas Utilities
   2.7    Sprint Corp.
          Telecommunications
   2.6    BCE, Inc.
          Telecommunications

Portfolio Composition
Expressed as a percentage of
net assets as of 3/31/00

   50.0%  Telecommunications
   32.4   Electric
   10.2   Gas Transmission Distribution
    5.5   Water Supply and Other
    1.9   Cash & Equivalents
www.prudential.com            (800) 225-1852
Performance at a Glance

Cumulative Total Returns1                     As of 3/31/00


                   Six     One      Five        Ten      Since
                  Months   Year     Years      Years   Inception2
Class A           12.86%   15.65%   131.11%   302.11%    293.94%
Class B           12.49    14.90    122.72      N/A      218.92
Class C           12.49    14.90    122.72      N/A      119.33
Class Z           13.10    16.08     N/A        N/A       77.19
FT/S&P Actuaries
World Utilities
Index 3           28.91    37.80    204.00    369.92     301.73
Lipper Utility
Fund Avg.4        18.64    26.59    141.82    279.30       ***

Average Annual Total Returns1                   As of 3/31/00
             One     Five      Ten      Since
             Year    Years    Years   Inception2
Class A      9.87%   17.03%   14.34%    13.75%
Class B      9.90    17.26     N/A      13.69
Class C     12.75    17.13     N/A      14.67
Class Z     16.08     N/A      N/A      19.00

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
2 Inception dates: Class A, 1/2/90; Class B, 3/18/91;
Class C, 8/1/94; and Class Z, 12/16/96. The Fund operated as a closed-end fund from its inception until February 1, 1991.
3 Source: Goldman, Sachs & Co. The Financial Times (FT)
World Utilities (all equity) Index currently comprises approximately 191 world utility stocks representing approximately 32 countries. Investors cannot invest directly in an index.
4 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Utility Fund category. Utility funds invest 65% of their equity portfolios in utility shares.
The Lipper average is unmanaged.
**The FT/S&P Actuaries World Utilities Index Since
Inception returns are 301.62% for Class A, 325.76% for
Class B, 202.99% for Class C, and 148.73% for Class Z.
***Lipper Since Inception returns are 261.06% for Class
A, 242.31% for Class B, 150.51% for
Class C, and 82.50% for Class Z, based on all funds in each share class. The Lipper Since Inception returns begin at the closest month-end for each share class.

Global Utility Fund, Inc.
Investment Adviser's Report

The Global Utility Fund's Class A shares gained 12.86% for the six months ended March 31, 2000, as compared with the 18.64% increase in the Lipper Utility Fund Average and a 28.9% advance in the all equity benchmark Financial
Times World Utilities Index. After incurring the one-time initial maximum sales charge, the Fund's Class A shares returned 7.22%. The Fund's global focus and high fixed-income exposure relative to many of its competitors and the index have detracted from recent performance, but we remain confident that these unique features of the Fund will benefit investors in the long run.
Strategy Session
The past six-month period was one of increased volatility across the utility sectors we monitor, with the best performance coming from the domestic natural gas companies and deregulated energy service providers.
Companies like Enron, El Paso Energy, and Calpine have benefited from tight supply/demand conditions for electricity, taking advantage of their early lead in siting new gas-fired generating capacity in regions of the country with strong growth and limited transmission capacity. We anticipate that this trend will continue for at least the next two to three years.
Performance within the telecommunications sector was volatile as the pace of increased competition and consolidation accelerated. The majority of the large carriers (MCI WorldCom and SBC Communications included) did not perform well, as merger-related regulatory issues negatively affected the shares. In the race to provide the bundled product offering of Internet, wireless, cable
TV, and long-distance telephone service, investors are also concerned about the dilutive impact of large acquisitions on financial results. The slowdown in the IPO market in recent weeks has also led to more emphasis on balance sheet strength and management strategy, indicating that it is time to be more selective in telecom investments. We currently prefer well-funded companies like Mcleodusa, Inc. and Vodafone in Europe.

www.prudential.com                   (800) 225-1852

The recent market correction has finally brought some attention to the domestic electric utility sector after years of underperformance, particularly versus the telecommunications companies. We modestly increased our weighting in electric utilities (cheap valuation relative to the market), but still believe that better growth potential exists in the deregulated energy services business and competitive local exchange carriers in telecommunications. Within the electric/energy sector, we continue to favor the natural gas companies mentioned earlier, along with Unicom and Montana Power in the United States, and Suez Lyonnaise Eaux in Europe.
In the fixed-income portion of the Fund, we continue to pursue a three-part strategy. The first theme is the close scrutiny of emerging markets for investment opportunities. The emerging market theme seeks utility issuers that are potential upgrade candidates in countries with growing acceptance by the international lending community. The securities purchased in the past to implement this theme have severely hurt performance since risk premiums on issuers located within emerging countries have widened during the last two years. Our second theme is the pursuit of companies with respectable operating histories in developed markets. We consider developed countries to be ones with investment-grade ratings. A third theme is the pursuit of investments in companies that are privatizing in both developed and emerging countries. Improvements in costs and in operations by these companies should result in higher credit quality. More recently, we have not found any opportunities in this category.
What Went Well
A strong area of performance during the past six months was the Fund's natural gas position holdings included Enron and Williams Companies. Fast-growing independent power producer Calpine and competitive local exchange carrier Mcleodusa, Inc., among others, also did well. BCE, due to strong earnings results and the announced spin-off related to Nortel
Networks, registered strong performance in international telecoms.

Global Utility Fund, Inc.
Investment Adviser's Report

What Went Not So Well
The poor relative performance of the large carriers (MCI
WorldCom and SBC Communications) hurt results over the past six months. As mentioned previously, merger-related regulatory issues negatively affected these shares.
Selected water utilities (American Water Works and
Anglian Water) performed poorly, as well as electric utilities that suffered negative earnings revisions, like
CMS Energy. AT&T has also recently underperformed as the company awaits final clearance for the merger with Media
One, and investors closely watch the results in the cable
TV/telephone buildout.
Looking Ahead
The telecom sector continues to be the best area of growth within the utilities industry, and recent volatility has given us the opportunity to review all of our holdings and look for new opportunities. While we share the market's concern that competitive pricing and the tremendous amount of capital that is "chasing" telecommunications raise questions about future profitability, we view the recent volatility as an opportunity to invest in well-funded companies with strong managements.
We remain bullish on natural gas pipelines and energy trading companies and continue to look for new ideas both overseas and domestically. Competitive trading in both electricity and gas is opening up dramatically across
Continental Europe and potentially Latin America, providing new growth opportunities for companies like
Enron, Dynegy, and Independent Energy.
In summary, the Fund continues to look for growth in both telecommunications and deregulated energy markets while maintaining positions also in more safe defensive utilities. However, our pursuit of growth and exposure to diverse international markets will also lead to more volatility than a more defensive utility fund and that has hurt relative performance recently. We welcome the challenges of the tremendous changes occurring across the utility sectors, and we appreciate your support in these volatile times.

Prudential Global Utility Fund Management Team

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2000 (Unaudited)

Shares         Description                                        US$ Value (Note 1)
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.8%
Common Stocks  78.1%
-------------------------------------------------------------------------------------
Electrical Utilities  18.9%
      40,300   Calpine Corp.(a)                                      $       3,788,200
     100,000   CMS Energy Corp.                                              1,812,500
     180,000   COPEL (ADR-Preferred B Shares) (Brazil)                       1,530,000
     229,347   DPL, Inc.                                                     5,088,637
     105,000   DQE, Inc.                                                     4,777,500
     200,000   Endesa S.A. (ADR) (Spain)                                     4,687,500
     187,800   Espoon Sahko (ADR) (Finland)                                  4,133,121
     100,000   Independent Energy Holdings PLC (ADR) (United
                Kingdom)(a)                                                  4,487,500
     140,000   Korea Electric Power Corp. (ADR) (South Korea)                2,213,750
      60,000   Montana Power Co.                                             3,840,000
      70,000   Pinnacle West Capital Corp.                                   1,973,125
     750,000   Scottish Power PLC (United Kingdom)                           6,064,990
     277,300   Shandong Huaneng Power Ltd. (ADR) (China)                       901,225
     150,000   Unicom Corp.                                                  5,475,000
                                                                  --------------------
                                                                            50,773,048
-------------------------------------------------------------------------------------
Gas Utilities  9.4%
     359,459   Australian Gas Light Co. (Australia)                          1,732,337
     125,000   El Paso Energy Corp.                                          5,046,875
     100,000   Enron Corp.                                                   7,487,500
      20,000   Equitable Resources, Inc.                                       896,250
      50,000   MCN Energy Group, Inc.                                        1,250,000
     200,000   TransCanada Pipelines Ltd. (Canada)                           1,467,144
     250,000   Westcoast Energy, Inc. (Canada)                               4,175,851
      75,000   Williams Companies, Inc.                                      3,295,312
                                                                  --------------------
                                                                            25,351,269
-------------------------------------------------------------------------------------
Telecommunications, Media & Related Industries  44.3%
      50,000   ALLTEL Corp.                                                  3,153,125
     120,000   AT&T Corp.                                                    6,750,000
      55,000   BCE, Inc. (Canada)                                            6,899,063

    See Notes to Financial Statements                                      5

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                        US$ Value (Note 1)
--------------------------------------------------------------------------------------------
      25,000   BCT Telus Communications, Inc. (Canada)
                (Non-voting)                                         $         740,460
      75,000   BCT Telus Communications, Inc. (Canada) (Voting)              2,221,380
     105,000   Bell Atlantic Corp.                                           6,418,125
      18,000   British Telecommunications PLC (United Kingdom)               3,386,250
     101,096   Cia Telecom de Chile, S.A. (ADR) (Chile)                      2,299,934
       2,700   Flag Telecom Holdings Ltd.(a)                                    61,088
      71,400   Global Crossing Ltd.(a)                                       2,922,937
     111,222   Hellenic Telecom Organization SA (Greece)(a)                  3,162,010
      43,000   Koninklijke KPN NV (Netherlands)                              4,923,204
     122,500   MCI WorldCom, Inc.(a)                                         5,550,781
      60,200   Mcleodusa, Inc.                                               5,105,713
      30,000   Nippon Telegraph & Telephone Corp. (ADR) (Japan)              2,364,375
      85,040   NTL, Inc.                                                     7,892,775
     200,000   Portugal Telecom, S.A. (ADS) (Portugal)                       2,487,500
     200,000   SBC Communications, Inc.                                      8,400,000
     115,000   Sprint Corp.                                                  7,245,000
      40,000   Telecom Corp. New Zealand Ltd. (ADR) (New
                Zealand)                                                     1,467,500
      88,917   Telefonica, S.A. (ADR) (Spain)                                6,635,431
      80,000   Telefonos de Mexico, S.A. (ADR - Class L Shares)
               (Mexico)                                                      5,360,000
     331,100   Telekomunikacja Polska, S.A. (GDR) (a) (Poland)               3,030,757
     361,774   Telstra Corp. Ltd. (Australia)                                1,026,358
     600,000   Thus Telecom PLC (United Kingdom)(a)                          4,593,602
      50,000   US West, Inc.                                                 3,631,250
     220,000   Videsh Sanchar Nigam Ltd. (GDR) (India)                       5,797,000
     100,000   Vodafone Group PLC (ADR) (United Kingdom)                     5,556,250
                                                                  --------------------
                                                                           119,081,868
-------------------------------------------------------------------------------------
Water Utilities & Other  5.5%
      28,000   Alcatel Alsthom (France)                                      6,143,683
      41,000   ENI S.p.A. (ADR) (Italy)                                      2,080,750
      15,000   Suez Lyonnaise des Eaux. (France)                             2,577,889
      35,000   Vivendi S.A. (France)                                         4,035,727
                                                                  --------------------
                                                                            14,838,049
                                                                  --------------------
               Total common stocks (cost $125,423,801)                     210,044,234
                                                                  --------------------

    6                                      See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                        US$ Value (Note 1)
--------------------------------------------------------------------------------------------
PREFERRED STOCKS  1.4%
               Philippine Long Distance Telephone Co. (The
                Philippines)
      43,700   $3.50 Conv. Ser. III (GDS)                            $       1,819,012
      92,216   5.75% Conv. Ser. II (GDS)                                     2,017,856
                                                                  --------------------
               Total preferred stocks (cost $4,189,000)                      3,836,868
                                                                  --------------------

DEBT OBLIGATIONS  19.3%
Corporate Bonds  18.6%

                 Principal
Moody's          Amount
Rating           (000)            Description
----------------------------------------------------------------------------------------------
Electrical Utilities  13.5%
                                  AES Corp.,
Ba3              $    1,000        8.375%, 8/15/07                               877,500
                                  Alabama Power Co.,
A2                    1,000        5.35%, 11/15/03                               936,970
                                  Appalachian Power Co.,
Baa1                  1,000        6.60%, 5/1/09, Ser. C                         918,180
                                  Arizona Public Service Co.,
Baa2                  1,000        6.25%, 1/15/05                                941,200
                                  Carolina Power & Light Co.,
A2                    1,000        5.95%, 3/1/09                                 898,850
                                  Cleveland Elec. Illum. Co.,
Ba1                   1,000        7.43%, 11/1/09                                976,770
                                  CMS Energy Corp.,
Ba3                   1,000        8.125%, 5/15/02                               985,510
                                  Compania De Transporte
                                   Energetica,
BBB-(c)               1,000(b)     9.25%, 4/1/08 (Brazil)                        910,000
                                  Consolidated Edison Co. of NY,
                                   Inc.,
A1                    1,000        7.625%, 3/1/04                              1,010,240
                                  Duke Energy Corp.,
Aa3                   1,000        5.875%, 6/1/01                                986,020
                                  Eastern Energy Ltd.,
Baa2                  1,000(b)     6.75%, 12/1/06 (Australia)                    944,960
                                  El Paso Electric Co.,
Baa3                  1,000        8.25%, 2/1/03, Ser. C                       1,012,990

    See Notes to Financial Statements                                      7

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

                 Principal
Moody's          Amount
Rating           (000)            Description                       US$ Value (Note 1)
----------------------------------------------------------------------------------------------
                                  Empresa Electrica del Norte
                                   Grande S.A.,
B1               $    1,000(b)     7.75%, 3/15/06 (Chile)              $         310,000
                                  Florida Power Corp.,
Aa3                     500        6.00%, 7/1/03                                 482,640
                                  Gulf States Utilities Co.,
Baa3                  1,000        8.25%, 4/1/04                               1,009,480
                                  Hyder PLC,
                                   6.875%, 12/15/07 (United
Baa1                  1,000(b)     Kingdom)                                      906,869
                                  Inversora Electrica Buenos
                                   Aires S.A.,
BB+(c)                1,000(b)     9.00%, 9/16/04 (Argentina)                    540,000
                                  Monongahela Power Co.,
A1                    1,500        7.375%, 7/1/02                              1,504,350
                                  Niagara Mohawk Power Corp.,
Baa3                  1,000        7.75%, 10/1/08, Ser. G                        980,110
                                  Northern States Power Co.,
Aa3                   1,000        6.50%, 3/1/28                                 866,030
                                  NRG Energy, Inc.,
Baa3                  1,000        7.50%, 6/15/07                                933,760
                                  Oklahoma Gas & Electric Co.,
A1                      640        6.50%, 4/15/28                                568,659
                                  Pennsylvania Electric Co.,
A2                    1,000        6.125%, 4/1/09, Ser. B                        913,260
Aaa                   1,000       6.50%, 5/1/03                                  968,730
                                  PP&L Capital Funding Inc.,
Baa2                  1,000        6.79%, 11/22/04                               973,530
                                  Public Service Co.,
Baa3                  1,000       7.10%, 8/1/05                                  958,280
Baa1                  1,000       6.875%, 7/15/09                                924,670
                                  Puget Sound Energy, Inc.,
Baa1                  1,000        6.46%, 3/9/09                                 916,310
                                  Quebec Hydro.,
A2                    1,000(b)     7.50%, 4/1/16 (Canada)                      1,007,790
                                  Southern Investments PLC,
                                   6.80%, 12/1/06 (United
Baa1                  1,000(b)     Kingdom)                                      932,710
                                  Southwestern Public Service
                                   Co.,
Aa2                   1,000        7.25%, 7/15/04                                996,100

    8                                      See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

                 Principal
Moody's          Amount
Rating           (000)            Description                       US$ Value (Note 1)
----------------------------------------------------------------------------------------------
                                  System Energy Resources, Inc.,
Baa3             $    1,000        7.71%, 8/1/01                       $       1,000,000
                                  Tampa Electric Co.,
Aa2                   1,000        7.75%, 11/1/22                                989,080
                                  Texas Utilities Electric Co.,
A3                    1,000        8.25%, 4/1/04                               1,032,050
                                  Texas-New Mexico Power Co.,
Ba1                   1,000        10.75%, 9/15/03                             1,010,130
                                  United Utilities PLC.,
A3                    1,000(b)     6.45%, 4/1/08 (United Kingdom)                908,240
                                  Virginia Electric & Power Co.,
A2                    1,000        6.625%, 4/1/03                                982,040
                                  Wisconsin Electric Power Co.,
Aa3                   1,000        6.625%, 11/15/06                              961,250
                                  Wisconsin Power & Light Co.,
Aa3                     500        5.70%, 10/15/08                               449,300
                                  Yorkshire Power Finance Ltd.,
                                   6.496%, 2/25/08 (United
Baa1                  1,000(b)     Kingdom)                                      903,650
                                                                    --------------------
                                                                              36,328,208
-------------------------------------------------------------------------------------
Gas Distribution & Other Industries  0.8%
                                  El Paso Natural Gas Co.,
Baa1                  1,000        7.50%, 11/15/26                               933,190
                                  Enron Corp.,
Baa1                  1,000        7.00%, 8/15/23                                861,510
                                  Wisconsin Gas Co.,
Aa2                     535        5.50%, 1/15/09                                484,956
                                                                    --------------------
                                                                               2,279,656
-----------------------------------------------------------------------------------
Telecommunications, Media & Related Industries  4.3%
                                  AT&T Corp.,
A1                    1,000        7.75%, 3/1/07                               1,018,210
                                  Century Telephone Enterprises,
                                   Inc.,
Baa1                  1,000        6.30%, 1/15/08                                911,520

    See Notes to Financial Statements                                      9

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

                 Principal
Moody's          Amount
Rating           (000)            Description                       US$ Value (Note 1)
----------------------------------------------------------------------------------------------
                                  GTE Corp.,
Baa1             $    1,000        7.51%, 4/1/09                       $         995,610
                                  GTE Florida, Inc.,
A2                    1,000        7.25%, 10/15/25                               929,430
                                  Indiana Bell Telephone Co.,
                                   Inc.,
Aa2                   1,000        7.30%, 8/15/26                                957,280
                                  New Jersey Bell Telephone Co.,
Aa2                   1,000        8.00%, 6/1/22                               1,023,010
                                  New York Telephone Co.,
A2                    1,000        6.00%, 4/15/08                                910,730
                                  Pacific Bell.,
Aa3                   1,000        6.625%, 11/1/09                               938,530
                                  Philippine Long Distance
                                   Telephone Co.,
                                   9.25%, 6/30/06 (The
Ba2                   1,000(b)     Philippines)                                  952,500
                                  Sprint Capital Corp.,
Baa1                  1,000        5.70%, 11/15/03                               946,380
                                  Telecomunicaciones de Puerto
                                   Rico,
Baa2                  1,000        6.65%, 5/15/06                                936,690
                                  MCI Worldcom, Inc.,
A3                    1,000        6.40%, 8/15/05                                959,950
                                                                    --------------------
                                                                              11,479,840
                                                                    --------------------
                                  Total corporate bonds (cost
                                   $54,194,676)                               50,087,704
                                                                    --------------------
-----------------------------------------------------------------------------------
U.S. Government Obligations  0.7%
                                  United States Treasury Notes,
Aaa                   2,000       5.75%, 8/15/03
                                  (cost $2,042,188)                            1,959,060
                                                                    --------------------
                                  Total debt obligations (cost
                                   $56,236,863)                               52,046,764
                                                                    --------------------
                                  Total long-term investments
                                   (cost $185,849,665)                       265,927,866
                                                                    --------------------

    10                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

                 Principal
                 Amount
                 (000)            Description                       US$ Value (Note 1)
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  0.9%
              $    2,315       Lehman Brothers Hldgs., Inc.,
                               6.10%, due 4/03/00 in the amount
                                of $2,316,177 (cost $2,315,000;
                                collateralized by $10,205,000
                                U.S. Treasury Bond, Zero Coupon
                                due 11/15/24, value of
                                collateral $2,368,887)               $       2,315,000
                                                                  --------------------
                               Total Investments  99.7%
                                (cost $188,164,665; Note 4)                268,242,866
                               Other assets in excess of
                                liabilities  0.3%                              676,427
                                                                  --------------------
                               Net Assets  100%                      $     268,919,293
                                                                  --------------------
                                                                  --------------------

--------------------------------------------------------------------------------
(a) Non-income-producing security.
(b) US$ Denominated Bonds.
(c) Standard & Poor's rating.
ADR--American Depository Receipts.
ADS--American Depository Shares.
GDR--Global Depository Receipts.
GDS--Global Depository Shares.
NR--Not rated by Moody's or Standard & Poor's.
    See Notes to Financial Statements                                     11

       Global Utility Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $188,164,665)                           $268,242,866
Foreign currency, at value (cost $46,838)                                 46,838
Cash                                                                       4,544
Dividends and interest receivable                                      1,713,387
Receivable for Fund shares sold                                           33,632
Deferred expenses and other assets                                         6,124
                                                                   --------------
      Total assets                                                   270,047,391
                                                                   --------------
LIABILITIES
Payable for Fund shares reacquired                                       641,558
Management fee payable                                                   160,362
Accrued expenses                                                         146,750
Distribution fee payable                                                 132,353
Withholding taxes payable                                                 30,100
Deferred director's fee                                                   16,975
                                                                   --------------
      Total liabilities                                                1,128,098
                                                                   --------------
NET ASSETS                                                          $268,919,293
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                             $     15,096
   Paid-in capital in excess of par                                  158,466,297
                                                                   --------------
                                                                     158,481,393
   Undistributed net investment income                                   323,196
   Accumulated net realized gains on investments and foreign
      currency transactions                                           30,038,296
   Net unrealized appreciation on investments and foreign
      currencies                                                      80,076,408
                                                                   --------------
Net assets, March 31, 2000                                          $268,919,293
                                                                   --------------
                                                                   --------------

    12                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($144,516,441
      / 8,113,711 shares of common stock issued and outstanding)          $17.81
   Maximum sales charge (5.00% of offering price)                            .94
   Maximum offering price to public                                       $18.75
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($116,267,770 / 6,526,059 shares of common stock
      issued and outstanding)                                             $17.82
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share ($1,092,717 /
      61,333 shares of common stock issued and outstanding)               $17.82
   Sales charge (1.00% of offering price)                                    .18
   Offering price to public                                               $18.00
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($7,042,365 / 395,073 shares of common stock issued
      and outstanding)                                                    $17.83
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     13

       Global Utility Fund, Inc.
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   March 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $120,094)         $  1,821,465
   Interest                                                            2,303,678
                                                                   --------------
      Total income                                                     4,125,143
                                                                   --------------
Expenses
   Management fee                                                        957,588
   Distribution fee--Class A                                             178,673
   Distribution fee--Class B                                             643,698
   Distribution fee--Class C                                               6,149
   Transfer agent's fees and expenses                                    188,000
   Custodian's fees and expenses                                          90,000
   Reports to shareholders                                                31,000
   Registration fees                                                      17,000
   Audit fee and expenses                                                 16,000
   Legal fees and expenses                                                12,000
   Directors' fees and expenses                                            8,000
   Insurance                                                               3,000
   Miscellaneous                                                           4,369
                                                                   --------------
      Total expenses                                                   2,155,477
                                                                   --------------
Net investment income                                                  1,969,666
                                                                   --------------
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            35,593,558
   Foreign currency transactions                                          (5,520)
                                                                   --------------
                                                                      35,588,038
                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        (3,693,784)
   Foreign currencies                                                     (9,276)
                                                                   --------------
                                                                      (3,703,060)
                                                                   --------------
Net gain on investments and foreign currencies                        31,884,978
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 33,854,644
                                                                   --------------
                                                                   --------------

    14                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months
                                                  Ended             Year Ended
                                              March 31, 2000    September 30, 1999
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                      $    1,969,666      $    5,513,314
   Net realized gain on investment and
      foreign currency transactions               35,588,038          29,188,396
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                          (3,703,060)          6,993,940
                                              --------------    ------------------
   Net increase in net assets resulting
      from operations                             33,854,644          41,695,650
                                              --------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                     (1,405,948)         (2,818,425)
      Class B                                       (748,853)         (1,980,640)
      Class C                                         (6,627)            (16,127)
      Class Z                                        (79,906)           (155,936)
                                              --------------    ------------------
                                                  (2,241,334)         (4,971,128)
                                              --------------    ------------------
   Distributions from net realized gains
      Class A                                    (16,339,608)        (13,406,633)
      Class B                                    (15,377,367)        (15,777,009)
      Class C                                       (129,076)           (109,977)
      Class Z                                       (800,930)           (641,421)
                                              --------------    ------------------
                                                 (32,646,981)        (29,935,040)
                                              --------------    ------------------
Fund share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares sold                  20,931,782          37,013,685
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               29,519,683          29,276,900
   Cost of shares reacquired                     (60,522,322)        (78,296,960)
                                              --------------    ------------------
Net decrease in net assets from Fund share
   transactions                                  (10,070,857)        (12,006,375)
                                              --------------    ------------------
Total decrease                                   (11,104,528)         (5,216,893)
NET ASSETS
Beginning of period                              280,023,821         285,240,714
                                              --------------    ------------------
End of period(a)                              $  268,919,293      $  280,023,821
                                              --------------    ------------------
                                              --------------    ------------------
---------------
(a) Includes undistributed net investment
    income of..............................   $      323,196      $      594,864
                                              --------------    ------------------

    See Notes to Financial Statements                                     15

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited)
      Global Utility Fund, Inc. (the 'Fund') is an open-end diversified management investment company. The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    16

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.
      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.
      The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and original issue discount paid on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and
                                                                          17

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates.
      Dividends and Distributions:    Dividends from net investment income are
declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Wellington Management Company, LLP ('Wellington'); Wellington furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million, .50% of the Fund's average daily net assets of the next $500 million and .45% of the Fund's average daily net assets in excess of $1 billion. Pursuant to the subadvisory agreement, PIFM compensates Wellington for its services at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .35% of the Fund's average daily net assets of the next $250 million, .30% of the Fund's average daily net assets of the next $500 million and .25% of the Fund's average daily net assets in excess of $1 billion.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No
    18

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2000.
      PIMS has advised the Fund that it received approximately $12,500 and $400 in front-end sales charges resulting from sales of Class A and Class C shares during the six months ended March 31, 2000. From these fees PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the six months ended March 31, 2000 it received approximately $56,400 and $500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
      PIMS and PIFM are wholly owned subsidiaries of The Prudential Insurance Company of America.
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2000.
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended March 31, 2000, the Fund incurred fees of approximately $144,300 for the services of PMFS. As of March 31, 2000, approximately $23,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          19

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2000 were $51,989,036 and $85,312,268, respectively.
      The cost basis of investments for federal income tax purposes is substantially the same for financial reporting purposes and, accordingly, as of March 31, 2000, net unrealized appreciation for federal income tax purposes was $80,078,201 (gross unrealized appreciation--$95,279,891; gross unrealized depreciation--$15,201,690).
Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B, C and Z shares.
    20

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2000:
Shares sold                                                     575,275    $  10,272,112
Shares issued in reinvestment of dividends and
  distributions                                                 799,059       13,664,402
Shares reacquired                                            (1,381,519)     (24,530,131)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion             (7,185)        (593,617)
Shares issued upon conversion from Class B                      357,882        6,359,293
                                                            -----------    -------------
Net increase in shares outstanding                              350,697    $   5,765,676
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                     874,576    $  16,047,074
Shares issued in reinvestment of dividends and
  distributions                                                 708,621       12,158,388
Shares reacquired                                            (1,520,250)     (27,731,764)
                                                            -----------    -------------
Net increase in shares outstanding before conversion             62,947          473,698
Shares issued upon conversion from Class B                      715,401       13,239,554
                                                            -----------    -------------
Net increase in shares outstanding                              778,348    $  13,713,252
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended March 31, 2000:
Shares sold                                                     212,441    $   3,804,526
Shares issued in reinvestment of dividends and
  distributions                                                 868,447       14,846,838
Shares reacquired                                            (1,580,811)     (28,173,203)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion           (499,923)      (9,521,839)
Shares reacquired upon conversion into Class A                 (357,911)      (6,359,293)
                                                            -----------    -------------
Net decrease in shares outstanding                             (857,834)   $ (15,881,132)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                     661,124    $  12,049,586
Shares issued in reinvestment of dividends and
  distributions                                                 946,862       16,199,281
Shares reacquired                                            (2,278,722)     (41,623,502)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion           (670,736)     (13,374,635)
Shares reacquired upon conversion into Class A                 (716,563)     (13,239,554)
                                                            -----------    -------------
Net decrease in shares outstanding                           (1,387,299)   $ (26,614,189)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          21

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2000:
Shares sold                                                     329,218    $   5,808,914
Shares issued in reinvestment of dividends and
  distributions                                                   7,575          129,515
Shares reacquired                                              (356,407)      (6,325,210)
                                                            -----------    -------------
Net decrease in shares outstanding                              (19,614)   $    (386,781)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                     408,004    $   7,449,727
Shares issued in reinvestment of dividends and
  distributions                                                   7,015          120,147
Shares reacquired                                              (388,275)      (7,080,380)
                                                            -----------    -------------
Net increase in shares outstanding                               26,744    $     489,494
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended March 31, 2000:
Shares sold                                                      58,959    $   1,046,230
Shares issued in reinvestment of dividends and
  distributions                                                  51,358          878,928
Shares reacquired                                               (83,250)      (1,493,778)
                                                            -----------    -------------
Net increase in shares outstanding                               27,067    $     431,380
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                      80,233    $   1,467,298
Shares issued in reinvestment of dividends and
  distributions                                                  46,480          799,084
Shares reacquired                                              (101,821)      (1,861,314)
                                                            -----------    -------------
Net increase in shares outstanding                               24,892    $     405,068
                                                            -----------    -------------
                                                            -----------    -------------

       Global Utility Fund, Inc

 Financial
    Highlights

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  17.95
                                                                  ----------------
Income from investment operations
Net investment income                                                      .16
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          2.06
                                                                  ----------------
      Total from investment operations                                    2.22
                                                                  ----------------
Less distributions
Dividends from net investment income                                     (.18)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                   (2.18)
                                                                  ----------------
      Total distributions                                               (2.36)
                                                                  ----------------
Net asset value, end of period                                        $  17.81
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                          12.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $144,516
Average net assets (000)                                              $142,939
Ratios to average net assets:
   Expenses, including distribution fees                                  1.20%(c)
   Expenses, excluding distribution fees                                   .95%(c)
   Net investment income                                                  1.75%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  19%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    24                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended Sepember 30,
----------------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------------
    $  17.66             $  17.52             $  15.03             $  14.72             $  13.66
----------------     ----------------     ----------------     ----------------     ----------------
         .41(b)               .46(b)               .49                  .51                  .49
        2.15                 1.67                 3.34                  .73                 1.35
----------------     ----------------     ----------------     ----------------     ----------------
        2.56                 2.13                 3.83                 1.24                 1.84
----------------     ----------------     ----------------     ----------------     ----------------
        (.38)                (.46)                (.49)                (.51)                (.48)
          --                 (.02)                (.02)                  --                   --
       (1.89)               (1.51)                (.83)                (.42)                (.30)
----------------     ----------------     ----------------     ----------------     ----------------
       (2.27)               (1.99)               (1.34)                (.93)                (.78)
----------------     ----------------     ----------------     ----------------     ----------------
    $  17.95             $  17.66             $  17.52             $  15.03             $  14.72
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       15.36%               12.90%               26.90%                8.65%               14.23%
    $139,374             $123,346             $120,825             $112,800             $124,423
    $136,690             $122,384             $116,303             $120,122             $122,837
        1.17%                1.18%                1.21%                1.30%                1.31%
         .92%                 .93%                 .96%                1.05%                1.06%
        2.23%                2.49%                3.00%                3.38%                3.58%
           8%                  20%                  13%                  13%                  15%

    See Notes to Financial Statements                                     25

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  17.96
                                                                  ----------------
Income from investment operations
Net investment income                                                      .10
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          2.05
                                                                  ----------------
      Total from investment operations                                    2.15
                                                                  ----------------
Less distributions
Dividends from net investment income                                     (.11)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                   (2.18)
                                                                  ----------------
      Total distributions                                               (2.29)
                                                                  ----------------
Net asset value, end of period                                        $  17.82
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                          12.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $116,268
Average net assets (000)                                              $128,167
Ratios to average net assets:
   Expenses, including distribution fees                                  1.95%(c)
   Expenses, excluding distribution fees                                   .95%(c)
   Net investment income                                                   .99%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    26                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------------
    $  17.66             $  17.52             $  15.03             $  14.71             $  13.66
----------------     ----------------     ----------------     ----------------     ----------------
         .27(b)               .32(b)               .37                  .40                  .39
        2.16                 1.67                 3.34                  .74                 1.34
----------------     ----------------     ----------------     ----------------     ----------------
        2.43                 1.99                 3.71                 1.14                 1.73
----------------     ----------------     ----------------     ----------------     ----------------
        (.24)                (.32)                (.37)                (.40)                (.38)
          --                 (.02)                (.02)                  --                   --
       (1.89)               (1.51)                (.83)                (.42)                (.30)
----------------     ----------------     ----------------     ----------------     ----------------
       (2.13)               (1.85)               (1.22)                (.82)                (.68)
----------------     ----------------     ----------------     ----------------     ----------------
    $  17.96             $  17.66             $  17.52             $  15.03             $  14.71
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       14.49%               12.06%               25.96%                7.90%               13.32%
    $132,583             $154,873             $179,270             $187,557             $227,189
    $154,643             $177,326             $185,693             $210,305             $237,983
        1.92%                1.93%                1.96%                2.05%                2.06%
         .92%                 .93%                 .96%                1.05%                1.06%
        1.48%                1.74%                2.25%                2.62%                2.83%

    See Notes to Financial Statements                                     27

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $17.96
                                                                      -------
Income from investment operations
Net investment income                                                     .11
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         2.04
                                                                      -------
      Total from investment operations                                   2.15
                                                                      -------
Less distributions
Dividends from net investment income                                    (.11)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                  (2.18)
                                                                      -------
      Total distributions                                              (2.29)
                                                                      -------
Net asset value, end of period                                         $17.82
                                                                      -------
                                                                      -------
TOTAL RETURN(a)                                                         12.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $1,093
Average net assets (000)                                               $1,230
Ratios to average net assets:
   Expenses, including distribution fees                                 1.95%(c)
   Expenses, excluding distribution fees                                  .95%(c)
   Net investment income                                                  .99%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    28                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class C
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------------
    $  17.66             $  17.52             $  15.03             $  14.71             $  13.66
----------------     ----------------     ----------------     ----------------     ----------------
         .27(b)               .32(b)               .37                  .40                  .39
        2.16                 1.67                 3.34                  .74                 1.34
----------------     ----------------     ----------------     ----------------     ----------------
        2.43                 1.99                 3.71                 1.14                 1.73
----------------     ----------------     ----------------     ----------------     ----------------
        (.24)                (.32)                (.37)                (.40)                (.38)
          --                 (.02)                (.02)                  --                   --
       (1.89)               (1.51)                (.83)                (.42)                (.30)
----------------     ----------------     ----------------     ----------------     ----------------
       (2.13)               (1.85)               (1.22)                (.82)                (.68)
----------------     ----------------     ----------------     ----------------     ----------------
    $  17.96             $  17.66             $  17.52             $  15.03             $  14.71
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       14.49%               12.06%               25.96%                7.90%               13.32%
    $  1,454             $    957             $    760             $    661             $    563
    $  1,212             $    969             $    727             $    608             $    410
        1.92%                1.93%                1.96%                2.05%                2.06%
         .92%                 .93%                 .96%                1.05%                1.06%
        1.50%                1.74%                2.25%                2.66%                2.83%

    See Notes to Financial Statements                                     29

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $17.97
                                                                      -------
Income from investment operations
Net investment income                                                     .18
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         2.07
                                                                      -------
      Total from investment operations                                   2.25
                                                                      -------
Less distributions
Dividends from net investment income                                    (.21)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                  (2.18)
                                                                      -------
      Total distributions                                              (2.39)
                                                                      -------
Net asset value, end of period                                         $17.83
                                                                      -------
                                                                      -------
TOTAL RETURN(a)                                                         13.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $7,042
Average net assets (000)                                               $7,124
Ratios to average net assets:
   Expenses, including distribution fees                                  .95%(c)
   Expenses, excluding distribution fees                                  .95%(c)
   Net investment income                                                 1.99%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    30                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                               Class Z
---------------------------------------------------------------------
      Year Ended September 30,            December 16, 1996(d)
-------------------------------------     through September 30,
      1999                 1998                   1997
---------------------------------------------------------------------
     $17.68               $17.54                 $ 15.02
    -------              -------                 -------
        .45(b)               .50(b)                  .34
       2.16                 1.68                    2.59
    -------              -------                 -------
       2.61                 2.18                    2.93
    -------              -------                 -------
       (.43)                (.50)                   (.34)
         --                 (.03)                   (.07)
      (1.89)               (1.51)                     --
    -------              -------                 -------
      (2.32)               (2.04)                   (.41)
    -------              -------                 -------
     $17.97               $17.68                 $ 17.54
    -------              -------                 -------
    -------              -------                 -------
      15.62%               13.18%                  19.70%
     $6,613               $6,065                 $    53
     $6,847               $4,041                 $    16
        .92%                 .93%                    .96%(c)
        .92%                 .93%                    .96%(c)
       2.47%                2.74%                   3.25%(c)

    See Notes to Financial Statements                                     31

       Global Utility Fund, Inc.
             Supplemental Proxy Information (Unaudited)
   A Special Meeting of Shareholders of the Global Utility Fund, Inc. was held on November 8, 1999 at Prudential Plaza, 751 Broad Street, 24th Floor, Newark, New Jersey 07102. The meeting was held for the following purposes:
(1) To elect Trustees as follows: Eugene C. Dorsey, Robert F. Gunia, Robert E. LaBlanc, Douglas H. McCorkindale, Thomas T. Mooney, David R. Odenath, Jr., Stephen Stoneburn, John R. Strangfeld, Jr., Clay T. Whitehead.
(2) To ratify the selection of Board of Trustees of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending September 30, 2000.
(3) To approve certain changes to the Fund's fundamental investment restrictions.
The results of the proxy solicitation on the above matters were as follows:

                                            Votes for     Votes against    Abstentions
                                            ----------    -------------    -----------
(1) Trustee/Matter
   a) Eugene C. Dorsey                       7,583,440             --         275,974
   b) Robert F. Gunia                        7,605,092             --         254,322
   c) Robert E. LaBlanc                      7,599,159             --         260,255
   d) Douglas H. McCorkindale                7,581,701             --         277,713
   e) Thomas T. Mooney                       7,588,287             --         271,127
   f)  David R. Odenath, Jr.                 7,592,245             --         267,169
   g) Stephen Stoneburn                      7,589,168             --         270,246
   h) John R. Strangfeld, Jr.                7,604,284             --         255,130
   i) Clay T. Whitehead                      7,602,819             --         256,595
(2) PricewaterhouseCoopers LLP               7,581,627         69,494         208,293
(3) Approval of certain changes to fundamental investment restrictions regarding:
   a) Diversification                        5,943,226        291,152         342,629
   b) Margin transactions                    5,734,631        459,570         382,806
   c) Investments in securities of
      companies with less than three
      years of continuous operations         5,750,000        489,256         337,751
   d) Senior securities and borrowing
      money                                  5,766,398        438,831         371,778
   e) Commodities                            5,689,979        525,173         361,855
   g) Investment in shares of other
      investment companies                   5,865,066        371,528         340,413
   h) Concentration                          5,830,996        339,560         406,451
   i) Making loans                           5,688,465        496,442         392,100
   j) Underwriting securities                5,795,631        391,571         389,805
   k) Selling securities short               5,673,938        545,511         357,558
   l) Investing for the purpose of taking
      control                                5,762,775        441,368         372,864

Global Utility Fund, Inc.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical $10,000
investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Global Utility Fund, Inc.
Getting the Most From Your Prudential Mutual Fund

Performance review
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information.
Please note that sometimes we discuss a security in the Performance Review that doesn't appear in this listing because it was sold before the close of the reporting period.
Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.
Statement of Operations
This is the income statement, which details income
(mostly interest and
dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

www.prudential.com       (800) 225-1852

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.
Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities.
The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.
Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.
Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.
Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Global Utility Fund, Inc.
Getting the Most From Your Prudential Mutual Fund

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical $10,000
investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

www.prudential.com          (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852


Directors
Eugene C. Dorsey
Robert F. Gunia
Robert E. LaBlanc
Douglas H. McCorkindale
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
John R. Strangfeld
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
David F. Connor, Secretary
Stephen M. Ungerman, Assistant Treasurer
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Ave.
N.W., Washington, D.C. 20036

Fund Symbols      NASDAQ    CUSIP
   Class A        GLUAX   37936G303
   Class B        GLUBX   37936G204
   Class C         --     37936G402
   Class Z         --     37936G501

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

BULK RATE
U.S. POSTAGE
PAID
Permit 6807
New York, NY


(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF150E2   37936G303   37936G204   37936G402   37936G501

(LOGO) Printed on Recycled Paper